                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934




     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 2, 1997



                        GENERAL GROWTH PROPERTIES, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     DELAWARE                  1-11656               42-1283895
--------------------------------------------------------------------------------
      (STATE OR OTHER           (COMMISSION           (IRS EMPLOYER
      JURISDICTION OF           FILE NUMBER)       IDENTIFICATION NO.)
      INCORPORATION)




                   55 W. MONROE ST. SUITE 3100        CHICAGO, IL  60603
--------------------------------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 551-5000



                                     N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5.  OTHER EVENTS.

     On January 2, 1997, GGP Limited Partnership (the "Operating Partnership"), a Delaware limited partnership in which General Growth Properties, Inc. (the "Company") is the general partner and owns approximately a 64% interest, sold its remaining interest in CenterMark Properties, Inc., the Los Angeles, California-based shopping center owner and operator ("CenterMark"), to CenterMark (the "1997 Sale"). The purchase price of $130,500,000 was paid in cash.

     The sale occurred pursuant to the exercise of an option (the "Option") which the Operating Partnership granted to Westfield U.S. Investments Pty. Limited, another CenterMark shareholder ("Westfield Pty." and, together with related entities, the "Westfield Group"), on December 19, 1995. On such date, the Operating Partnership sold a 10% interest in CenterMark to Westfield Pty. and another member of the Westfield Group for a purchase price of $72,000,000 in cash, which is the same per share price as that paid in the 1997 Sale. The Option was subsequently assigned to CenterMark by Westfield Pty. On July 1, 1996, the Operating Partnership sold 40% of its then remaining interest in CenterMark to CenterMark for a purchase price of $87,000,000 in cash, which is the same per share price as that paid in the 1997 Sale. The July 1, 1996 sale was also pursuant to the exercise of the Option. The Company has previously reported the grant and intermittent exercise of the Option and the above-described sales.

     The Operating Partnership used approximately $13,000,000 of the cash proceeds from the 1997 Sale to prepay indebtedness and the remainder to reduce short-term floating rate debt.

     In connection with the consummation of the 1997 Sale, the Operating Partnership's right to designate one CenterMark director was terminated.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a-b) Not applicable.

     (c)   See Exhibit Index attached hereto and incorporated herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENERAL GROWTH PROPERTIES, INC.



                                             By: /s/ Bernard Freibaum
                                                ------------------------------
                                             Its: Executive Vice President and
                                                  Chief Financial Officer


Date:  January 16, 1997

                                EXHIBIT INDEX


Exhibit Number                          Name
--------------                          ----

     99.1                        Form of GGP Option Agreement
                                 by and among GGP Limited
                                 Partnership, Westfield U.S.
                                 Investments Pty. Limited
                                 and CenterMark Properties, Inc. (1)

(1) Previously filed as Exhibit 2.2 to the Current Report on Form 8-K dated January 3, 1996 filed by the Company.